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EX-99.77Q1(a): Copies of any material amendments
to the registrant's charter or by-laws

                                TRUST FOR CREDIT UNIONS

                                 AMENDMENT NO. 8 TO THE
                AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST


WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

WITNESS our hands as of this 22nd day of March, 2004.

/s/ James C. Barr          /s/ Edgar F. Callahan
James C. Barr               Edgar F. Callahan

/s/ Robert M. Coen       /s/ Thomas S. Condit
Robert M. Coen            Thomas S. Condit


/s/ Rudolf J. Hanley       /s/ Betty G. Hobbs
Rudolf J. Hanley           Betty G. Hobbs

/s/ Gary Oakland            /s/ D. Michael Riley
Gary Oakland                 D. Michael Riley

_____________             _________________
Wendell A. Sebastian     John T. Collins


STATE OF NEW YORK )
                                    )
COUNTY OF NEW YORK         )

Then personally appeared the above-mentioned Trustees and acknowledged this instrument to be their free act and deed this 22nd day of March, 2004.

/s/ Anita Yuen
Notary Public
My Commission Expires:  March 11, 2006



                                TRUST FOR CREDIT UNIONS

                                 AMENDMENT NO. 8 TO THE
                AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST


WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

WITNESS our hands as of this 30th day of March, 2004.

___________               _____________________
James C. Barr              Edgar F. Callahan

________________     ________________
Robert M. Coen            Thomas S. Condit

________________     ________________
Rudolf J. Hanley          Betty G. Hobbs

________________     ________________
Gary Oakland               D. Michael Riley

/s/ Wendell A. Sebastian     ________________
Wendell A. Sebastian          John T. Collins

STATE OF FLORIDA           )
                                            )
COUNTY OF HILLSBOROUGH     )

Then personally appeared the above-mentioned Trustees and acknowledged this instrument to be their free act and deed this 30th day of March, 2004.

/s/Carol Ann Rosson
Notary Public
My Commission Expires:  Nov. 14, 2006



                                TRUST FOR CREDIT UNIONS

                                 AMENDMENT NO. 8 TO THE
                AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

WHEREAS, Section 7.3 of the Agreement and Declaration of Trust dated September 24, 1987 as amended, and restated through the date hereof (the Declaration), of Trust for Credit Unions (the Trust) provides that the Declaration may be amended to change the name of any Units theretofore established and designated;

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1) hereby amend the Declaration by changing the name of the Units heretofore established and designated as the \Mortgage Securities Portfolio to the Short Duration Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and

NOW THEREFORE, the undersigned, being a majority of the Trustees of the Trust, (1)hereby amend the Declaration by changing the name of the Units heretofore established and designated as the Government Securities Portfolio to the Ultra-Short Duration Government Portfolio, and (2) hereby determine pursuant to Section 7.3 of the Declaration that the foregoing amendment shall be effective as of June 29, 2004; and



WITNESS our hands as of this 24th day of March, 2004.

____________             ____________________
James C. Barr               Edgar F. Callahan

________________     ________________
Robert M. Coen           Thomas S. Condit

________________      ________________
Rudolf J. Hanley           Betty G. Hobbs

________________      ________________
Gary Oakland                D. Michael Riley

________________      /s/ John T. Collins
Wendell A. Sebastian    John T. Collins



DISTRICT OF COLUMBIA       )

Then personally appeared the above-mentioned Trustees and acknowledged this instrument to be their free act and deed this 24th day of March, 2004.



/s/ Sandra M. Colantuoni
Notary Public
My Commission Expires:  March 14, 2007